Exhibit 99.1

P.F.CHANG’S EARNS $0.27 PER SHARE BEFORE SPECIAL CHARGES

SCOTTSDALE, Arizona, April 21, 2004 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $7.0 million before certain special charges for the first quarter ended March 28, 2004 compared to $6.4 million in the first quarter of the prior year. Earnings per share for the first quarter increased to $0.27 before the special charges from $0.25 in the first quarter of the prior year. Special charges for the quarter relate to the company’s recent modification of its accounting for its partnership structure as well as the settlement of various California litigation. After giving effect to these special charges, the company incurred a net loss, on a reported basis, for the first quarter of 2004 of $(562,000), which equated to a loss per share of $(0.02). A more thorough discussion of these special charges can be found in our most recent Form 10-K, filed on March 15, 2004.

(000 except per share data)	1Q04	4Q03	1Q03
Revenues	$169,793	$151,316	$131,595
Net Income (before special charges)	$7,026	$6,867	$6,398
Diluted Earnings Per Share (before special charges)	$0.27	$0.26	$0.25
Legal settlement costs (net of tax)	$514	$—	$—
Prior year partner investment expense (net of tax) *	$7,074	$—	$—
Net income (loss)	$(562)	$6,867	$6,398
Net income (loss) Per Share	$(0.02)	$0.26	$0.25
Share calculation	25,559	26,402	26,038

* Prior year partner investment expense represents the write-off of all unamortized portions of the difference between the imputed fair value and the actual cash contributions paid by our partners for their partnership interests in all restaurants opened prior to December 28, 2003, associated with the modification of the underlying partnership agreements. A more thorough discussion of this and other partner accounting related charges can be found in our SEC filings.

During the first quarter of 2004, the company opened six new Bistro restaurants (Sugar Land, TX; San Jose, CA; Henderson, NV; Maple Grove, MN; West Chester, OH; and Seattle, WA). Additionally, the company opened five new Pei Wei Asian Diner restaurants (Torrance, CA, Dallas; TX; Albuquerque, NM; Tucson, AZ; and Salt Lake City, UT)

2004 Expectations

The company anticipates opening 18 new Bistro units (seven of which are already open) and 20 new Pei Wei units (six of which are already open) in 2004. Based on this development schedule, and assuming revenue growth at existing Bistros of 3% (which includes an approximately 1% menu price increase implemented in April 2004), the company expects consolidated revenues of $725 million in 2004, a 30% increase over fiscal 2003. Net income (before special charges) is anticipated to be $34 million, which equates to earnings per share of $1.27. After giving effect to the special charges, the company expects net income of $26 million and earnings per share of $0.98. The company will have one additional week in fiscal 2004 (a 53-week year versus the typical 52-week year) which is reflected in the full-year estimates noted above. The company will report its second quarter 2004 revenue results on June 30, 2004 and its second quarter earning results on July 21, 2004.

The company is hosting a conference call today at 1:00 pm ET. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

Note Regarding Use of Non-GAAP Financial Measures

The company believes the presentation of certain results excluding the special non-recurring charges relating to the recent modification of its accounting for its partnership structure will help investors assess its past and future financial and operating performance without the distortion created by significant special charges associated with this one-time event. The special charges relate to the write-off of all unamortized portions of the difference between imputed fair value and the actual cash contributions paid by our partners for their partnership interests in all of our restaurants opened prior to December 28, 2003, associated with the modification of the underlying partnership agreements.

In addition, although the company is engaged in litigation from time to time, management believes the special charges associated with the settlement of relatively significant litigation matters may impair an investor’s ability to evaluate the profitability and performance of our ongoing operations. Accordingly, the presentation of certain results excluding special charges related to the settlement of various litigation has been provided to assist investors in evaluating our financial and operating performance.

Reconciliations between the company’s results and pro forma results for the periods reported are presented in the attached tables.

Note Regarding Forward-Looking Statements

The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to locate acceptable restaurant sites, open new restaurants and operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; changes in costs related to food, utilities and labor; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Kristina Cashman	kristinac@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
	Mar 28	Dec 28	Mar 30
	2004	2003	2003
Revenues	169,793	$151,316	131,595
Cost of sales	46,860	41,872	35,249
Labor	54,631	46,819	41,668
Partner bonus expense	377	378	365
Operating	28,354	25,292	21,608
Occupancy	9,066	7,812	7,419

Restaurant operating profit	30,505	29,143	25,286
General & administrative	8,728	7,744	6,782
Depreciation & amortization	5,802	5,387	4,262
Preopening expenses	2,312	2,867	1,984
Partner investment expense	13,471	906	753

Income from operations	192	12,239	11,505
Interest (expense) income and other income	91	76	119
Minority interests	(2,280)	(1,963)	(1,975)

Income before provision for income taxes	(1,997)	10,352	9,649
Provision for income taxes	1,435	(3,485)	(3,251)

Net income	$(562)	$6,867	$6,398

Basic net income (loss) per share	$(0.02)	$0.27	$0.25
Diluted net income (loss) per share	$(0.02)	$0.26	$0.25
Shares used in calculation of basic EPS	25,559	25,491	25,137
Shares used in calculation of diluted EPS	25,559	26,402	26,038

	Percentage of Revenues
	Mar 28	Dec 28	Mar 30
	2004	2003	2003
Revenues	100.0%	100.0%	100.0%
Cost of sales	27.6%	27.7%	26.8%
Labor	32.2%	30.9%	31.7%
Partner bonus expense	0.2%	0.2%	0.3%
Operating	16.7%	16.7%	16.4%
Occupancy	5.3%	5.2%	5.6%

Restaurant operating profit	18.0%	19.3%	19.2%
General & administrative	5.1%	5.1%	5.2%
Depreciation & amortization	3.4%	3.6%	3.2%
Preopening expenses	1.4%	1.9%	1.5%
Partner investment expense	7.9%	0.6%	0.6%

Income from operations	0.2%	8.1%	8.7%
Interest (expense) income and other income	0.1%	0.1%	0.1%
Minority interests	-1.3%	-1.3%	-1.5%

Income before provision for income taxes	-1.1%	6.8%	7.3%
Provision for income taxes	0.8%	-2.3%	-2.5%

Net income	-0.3%	4.5%	4.9%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended March 28, 2004
	Total	Bistro	Pei Wei
Revenues	169,793	150,123	19,670
Cost of sales	46,860	41,232	5,628
Labor	54,631	48,252	6,380
Partner bonus expense	377	350	28
Operating	28,354	25,161	3,193
Occupancy	9,066	7,793	1,273

Restaurant operating profit	30,505	27,336	3,168
General & administrative	8,728	7,298	1,430
Depreciation & amortization	5,802	5,039	763
Preopening expenses	2,312	1,736	576
Partner investment expense	13,471	11,775	1,696

Income (loss) from operations	192	1,488	(1,297)
Interest (expense) income and other income	91	91	0
Minority interests	(2,280)	(2,089)	(191)

Income (loss) before provision for income taxes	(1,997)	(510)	(1,488)

Provision for income taxes	1,435

Net income	(562)

Basic net income per share	(0.02)
Diluted net income per share	(0.02)
Shares used in calculation of basic EPS	25,559
Shares used in calculation of diluted EPS	25,559

	Percentage of Revenues
	Total	Bistro	Pei Wei
Revenues	100.0%	100.0%	100.0%
Cost of sales	27.6%	27.5%	28.6%
Labor	32.2%	32.1%	32.4%
Partner bonus expense	0.2%	0.2%	0.1%
Operating	16.7%	16.8%	16.2%
Occupancy	5.3%	5.2%	6.5%

Restaurant operating profit	18.0%	18.2%	16.1%
General & administrative	5.1%	4.9%	7.3%
Depreciation & amortization	3.4%	3.4%	3.9%
Preopening expenses	1.4%	1.2%	2.9%
Partner investment expense	7.9%	7.8%	8.6%

Income (loss) from operations	0.2%	1.0%	-6.6%
Interest (expense) income and other income	0.1%	0.1%	0.0%
Minority interests	-1.3%	-1.4%	-1.0%

Income (loss) before provision for income taxes	-1.1%	-0.3%	-7.6%

Provision for income taxes	0.8%

Net income	-0.3%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Development Schedule

P. F. Chang’s China Bistro

	1Q04	2Q04	3Q04	4Q04
Units opened	6	1
Units under construction		1	4
Units in development				6

Total new unit development	6	2	4	6
Existing units	97	103	105	109

Total units	103	105	109	115

Pei Wei Asian Diner

	1Q04	2Q04	3Q04	4Q04
Units opened	5	1
Units under construction		5	2
Units in development			2	5

Total new unit development	5	6	4	5
Existing units	33	38	44	48

Total units	38	44	48	53

P.F. Chang’s China Bistro

Supplemental Sales Information

Year of Unit Opening (1)

	Pre-1998	1998	1999	2000	2001	2002	2003	2004	Total
Units	13	10	13	16	13	14	18	6	103

Sales (000)

1Q04	21,930	15,815	19,467	24,629	19,831	18,613	25,687	4,151	150,123

Average Weekly Sales (AWS)

1Q04	129,761	121,654	115,188	118,409	117,347	102,268	109,773	101,238	115,302

Year-Over-Year Change in AWS

1Q04	2.5%	0.4%	3.6%	6.0%	5.4%	3.5%	-23.8%	—	1.2%

Year-Over-Year Change Comp Store Sales (2)

Units	13	10	13	16	13	11	—	—	76
1Q04	2.5%	0.4%	3.6%	6.0%	5.4%	6.8%	—	—	4.0%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner

Supplemental Sales Information

Year of Unit Opening (1)

	2000	2001	2002	2003	2004	Total
Units	1	4	11	17	5	38

Sales (000)

1Q04	888	2,356	6,040	9,130	1,256	19,670

Average Weekly Sales (AWS)

1Q04	68,328	45,318	42,236	41,311	41,862	42,855

Year-Over-Year Change in AWS

1Q04	2.3%	-1.4%	4.8%	-21.2%	—	-4.1%

Year-Over-Year Change Comp Store Sales (2)

Units	1	4	11	—	—	16
1Q04	2.3%	-1.4%	4.2%	—	—	2.3%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

P.F. Chang’s China Bistro, Inc.

2004 Forecast

	1Q04A			2Q04E			3Q04E
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	1,302	459	1,761	1,349	500	1,849	1,385	600	1,985
Average weekly sales (000)	115.3	42.9	96.4	113.3	41.7	93.9	111.7	40.2	90.1
Revenues (millions)	150.1	19.7	169.8	152.8	20.8	173.6	154.7	24.1	178.8
Restaurant operating profit	27.3	3.2	30.5	28.6	3.2	31.8	29.1	3.6	32.7
General & administrative	6.5	1.4	8.0	7.0	1.5	8.6	7.1	1.6	8.7
Depreciation & amortization	5.0	0.8	5.8	5.2	0.9	6.1	5.4	1.1	6.4
Preopening expenses	1.7	0.6	2.3	1.1	0.7	1.8	2.0	0.7	2.7
Partner investment expense	1.7	0.3	2.0	0.6	0.3	0.9	1.4	0.3	1.7
Other income	(0.1)	—	(0.1)	(0.1)	—	(0.1)	(0.1)	—	(0.1)
Minority interest	2.1	0.2	2.3	2.1	0.2	2.3	2.1	0.2	2.3

Income (loss) before tax provision and special charges	10.3	(0.1)	10.3	12.8	(0.5)	12.3	11.3	(0.3)	11.0
Tax provision (before special charges)	3.3	(0.0)	3.2	4.0	(0.2)	3.9	3.6	(0.1)	3.5

Net income (before special charges)	7.1	(0.1)	7.0	8.8	(0.4)	8.4	7.7	(0.2)	7.6

FD shares	26.4	26.4	26.4	26.6	26.6	26.6	26.8	26.8	26.8
EPS (before special charges)	$0.27	$(0.00)	$0.27	$0.33	$(0.01)	$0.32	$0.29	$(0.01)	$0.28
Legal settlement (net of tax)	0.5	—	0.5	—	—	—	—	—	—
Prior year partner investment expense (net of tax)	6.2	0.9	7.1	—	—	—	—	—	—

Net income (loss) after special charges	0.4	(0.9)	(0.6)	8.8	(0.4)	8.4	7.7	(0.2)	7.6

EPS (after special charges)	$0.01	$(0.03)	$(0.02)	$0.33	$(0.01)	$0.32	$0.29	$(0.01)	$0.28
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	18.2%	16.1%	18.0%	18.7%	15.5%	18.3%	18.8%	14.9%	18.3%
General & administrative	4.4%	7.3%	4.7%	4.6%	7.4%	4.9%	4.6%	6.5%	4.9%
Depreciation & amortization	3.4%	3.9%	3.4%	3.4%	4.5%	3.5%	3.5%	4.5%	3.6%
Preopening expenses	1.2%	2.9%	1.4%	0.7%	3.6%	1.0%	1.3%	2.9%	1.5%
Partner investment expense	1.1%	1.5%	1.2%	0.4%	1.4%	0.5%	0.9%	1.2%	0.9%
Other income	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Minority interest	1.4%	1.0%	1.3%	1.3%	1.1%	1.3%	1.3%	0.9%	1.3%

Income (loss) before tax provision and special charges	6.9%	-0.4%	6.0%	8.4%	-2.5%	7.1%	7.3%	-1.1%	6.2%
Tax provision (before special charges)	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (before special charges)	4.7%	-0.3%	4.1%	5.7%	-1.7%	4.8%	5.0%	-0.8%	4.2%
Legal settlement (net of tax)	0.3%	0.0%	0.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Prior year partner investment expense (net of tax)	4.1%	4.4%	4.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Net income (loss) after special charges	0.2%	-4.7%	-0.3%	5.7%	-1.7%	4.8%	5.0%	-0.8%	4.2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4Q04E			2004E
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	1,565	695	2,260	5,601	2,254	7,855
Average weekly sales (000)	111.3	41.5	89.9	112.8	41.5	92.3
Revenues (millions)	174.2	28.8	203.1	631.9	93.5	725.3
Restaurant operating profit	33.9	4.5	38.4	118.9	14.5	133.4
General & administrative	7.5	1.8	9.3	28.2	6.3	34.6
Depreciation & amortization	5.6	1.2	6.8	21.2	4.0	25.1
Preopening expenses	1.8	0.5	2.3	6.6	2.5	9.0
Partner investment expense	1.4	0.3	1.7	4.9	1.2	6.1
Other income	(0.1)	—	(0.1)	(0.3)	—	(0.3)
Minority interest	2.4	0.3	2.7	8.6	0.9	9.5

Income (loss) before tax provision and special charges	15.3	0.5	15.8	49.7	(0.4)	49.4
Tax provision (before special charges)	4.8	0.2	5.0	15.7	(0.1)	15.5

Net income (before special charges)	10.5	0.3	10.8	34.1	(0.3)	33.8

FD shares	26.9	26.9	26.9	26.7	26.7	26.7
EPS (before special charges)	$0.39	$0.01	$0.40	$1.28	$(0.01)	$1.27
Legal settlement (net of tax)	—	—	—	0.5	—	0.5
Prior year partner investment expense (net of tax)	—	—	—	6.2	0.9	7.1

Net income (loss) after special charges	10.5	0.3	10.8	27.4	(1.1)	26.2

EPS (after special charges)	$0.39	$0.01	$0.40	$1.02	$(0.04)	$0.98
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	19.5%	15.6%	18.9%	18.8%	15.5%	18.4%
General & administrative	4.3%	6.2%	4.6%	4.5%	6.8%	4.8%
Depreciation & amortization	3.2%	4.1%	3.3%	3.3%	4.2%	3.5%
Preopening expenses	1.0%	1.6%	1.1%	1.0%	2.7%	1.2%
Partner investment expense	0.8%	1.0%	0.8%	0.8%	1.3%	0.8%
Other income	0.0%	0.0%	0.0%	-0.1%	0.0%	0.0%
Minority interest	1.4%	1.0%	1.3%	1.4%	1.0%	1.3%

Income (loss) before tax provision and special charges	8.8%	1.8%	7.8%	7.9%	-0.4%	6.8%
Tax provision (before special charges)	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (before special charges)	6.0%	1.2%	5.3%	5.4%	-0.3%	4.7%
Legal settlement (net of tax)	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Prior year partner investment expense (net of tax)	0.0%	0.0%	0.0%	1.0%	0.9%	1.0%

Net income (loss) after special charges	6.0%	1.2%	5.3%	4.3%	-1.2%	3.6%

P.F. Chang’s China Bistro, Inc.

2004 Forecast vs 2003 Actual

	1Q03	1Q04E	Change	2Q03	2Q04E	Change	3Q03	3Q04E	Change
Store weeks	1,303	1,761	35.1%	1,375	1,849	34.5%	1,450	1,985	36.9%
Average weekly sales (000)	101.0	96.4	-4.5%	99.3	93.9	-5.5%	96.4	90.1	-6.5%
Revenues (millions)	131.6	169.8	29.0%	136.6	173.6	27.1%	139.7	178.8	28.0%
Restaurant operating profit	25.3	30.5		25.9	31.8		26.2	32.7
General & administrative	6.8	8.0		7.3	8.6		6.9	8.7
Depreciation & amortization	4.2	5.8		4.5	6.1		4.7	6.4
Preopening expenses	2.0	2.3		1.2	1.8		2.6	2.7
Partner investment expense	0.8	2.0		0.9	0.9		1.6	1.7
Other income	(0.0)	(0.1)		0.0	(0.1)		0.1	(0.1)
Minority interest	2.0	2.3		2.0	2.3		2.0	2.3

Income (loss) before tax provision and special charges	9.6	10.3		9.9	12.3		8.3	11.0
Tax provision (before special charges)	3.3	3.2		3.3	3.9		2.7	3.5

Net income (before special charges)	6.4	7.0	9.8%	6.6	8.4	27.6%	5.5	7.6	36.6%

FD shares	26.0	26.4		26.2	26.6		26.3	26.8
EPS (before special charges)	$0.25	$0.27	8.1%	$0.25	$0.32	25.7%	$0.21	$0.28	34.1%
Legal settlement (net of tax)	—	0.5		—	—		—	—
Prior year partner investment expense (net of tax)	—	7.1		—	—		—	—

Net income (loss) after special charges	—	(0.6)		—	8.4		—	7.6

EPS (after special charges)	$0.25	$(0.02)	-108.5%	$0.25	$0.32	25.7%	$0.21	$0.28	34.1%
Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.2%	18.0%		18.9%	18.3%		18.7%	18.3%
General & administrative	5.2%	4.7%		5.4%	4.9%		4.9%	4.9%
Depreciation & amortization	3.2%	3.4%		3.3%	3.5%		3.4%	3.6%
Preopening expenses	1.5%	1.4%		0.9%	1.0%		1.9%	1.5%
Partner investment expense	0.6%	1.2%		0.7%	0.5%		1.2%	0.9%
Other income	0.0%	-0.1%		0.0%	0.0%		0.0%	0.0%
Minority interest	1.5%	1.3%		1.5%	1.3%		1.4%	1.3%

Income (loss) before tax provision and special charges	7.3%	6.0%		7.3%	7.1%		5.9%	6.2%
Tax provision (before special charges)	33.5%	31.5%		33.5%	31.5%		33.5%	31.5%

Net income (before special charges)	4.9%	4.1%		4.8%	4.8%		4.0%	4.2%
Legal settlement (net of tax)	0.0%	0.3%		0.0%	0.0%		0.0%	0.0%
Prior year partner investment expense (net of tax)	0.0%	4.2%		0.0%	0.0%		0.0%	0.0%

Net income (loss) after special charges	4.9%	-0.3%		4.8%	4.8%		4.0%	4.2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4Q03	4Q04E	Change	2003	2004E	Change
Store weeks	1,620	2,260	39.5%	5,748	7,855	36.7%
Average weekly sales (000)	93.4	89.9	-3.8%	97.3	92.3	-5.1%
Revenues (millions)	151.3	203.1	34.2%	559.2	725.3	29.7%
Restaurant operating profit	29.1	38.4		106.5	133.4
General & administrative	7.7	9.3		28.8	34.6
Depreciation & amortization	5.4	6.8		18.8	25.1
Preopening expenses	2.9	2.3		8.7	9.0
Partner investment expense	0.9	1.7		4.2	6.1
Other income	(0.1)	(0.1)		(0.0)	(0.3)
Minority interest	2.0	2.7		7.9	9.5

Income (loss) before tax provision and special charges	10.4	15.8		38.2	49.4
Tax provision (before special charges)	3.5	5.0		12.8	15.5

Net income (before special charges)	6.9	10.8	57.7%	25.4	33.8	33.2%

FD shares	26.4	26.9		26.3	26.7
EPS (before special charges)	$0.26	$0.40	54.6%	$0.97	$1.27	30.9%
Legal settlement (net of tax)	—	—		—	0.5
Prior year partner investment expense (net of tax)	—	—		—	7.1

Net income (loss) after special charges	—	10.8		—	26.2

EPS (after special charges)	$0.26	$0.40	54.6%	$0.97	$0.98	1.5%
Revenues	100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.3%	18.9%		19.0%	18.4%
General & administrative	5.1%	4.6%		5.1%	4.8%
Depreciation & amortization	3.6%	3.3%		3.4%	3.5%
Preopening expenses	1.9%	1.1%		1.5%	1.2%
Partner investment expense	0.6%	0.8%		0.8%	0.8%
Other income	-0.1%	0.0%		0.0%	0.0%
Minority interest	1.3%	1.3%		1.4%	1.3%

Income (loss) before tax provision and special charges	6.8%	7.8%		6.8%	6.8%
Tax provision (before special charges)	33.5%	31.5%		33.5%	31.5%

Net income (before special charges)	4.5%	5.3%		4.5%	4.7%
Legal settlement (net of tax)	0.0%	0.0%		0.0%	0.1%
Prior year partner investment expense (net of tax)	0.0%	0.0%		0.0%	1.0%

Net income (loss) after special charges	4.5%	5.3%		4.5%	3.6%